================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 15, 2003

                      Lehman ABS Corporation, on behalf of:

            CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-21 TRUST
            CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-26 TRUST
              CORPORATE BACKED TRUST CERTIFICATES, ROYAL CARIBBEAN
                      DEBENTURE-BACKED SERIES 2001-30 TRUST
   CORPORATE BACKED TRUST CERTIFICATES, AT&T NOTE-BACKED SERIES 2001-33 TRUST
           CORPORATE BACKED TRUST CERTIFICATES, GOODYEAR TIRE & RUBBER
                        NOTE-BACKED SERIES 2001-34 TRUST
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                    333-100485                 13-3447441
(State or Other Jurisdiction       (Commission File           (I.R.S. Employer
      of Incorporation)                 Number)              Identification No.)

Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (212) 526-7000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as set forth below, as supplemented by Series Supplements, dated as set forth below, which together formed the Trusts described below:

--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated January 16, 2001    Series 2001-1 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated January 22, 2001    Series 2001-2 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated January 25, 2001    Series 2001-3 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated January 29, 2001    Series 2001-4 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated February 2, 2001    Series 2001-5 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated March 1, 2001       Series 2001-6 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated March 2, 2001       Series 2001-7 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated March 8, 2001       Series 2001-8 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated March 14, 2001      Series 2001-9 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated March 22, 2001      Series 2001-10 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated March 28, 2001      Series 2001-11 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated April 3, 2001       Series 2001-12 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated April 10, 2001      Series 2001-14 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated April 30, 2001      Series 2001-15 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated May 1, 2001         Series 2001-16 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated May 2, 2001         Series 2001-17 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated May 8, 2001         Series 2001-18 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated May 11, 2001        Series 2001-19 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated May 22, 2001        Series 2001-20 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated May 24, 2001        Series 2001-21 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated May 24, 2001        Series 2001-22 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated June 1, 2001        Series 2001-23 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated June 8, 2001        Series 2001-24 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated June 14, 2001       Series 2001-25 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated June 21, 2001       Series 2001-26 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated June 28, 2001       Series 2001-27 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated July 24, 2001       Corning Debenture-Backed Series
                                            2001-28 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated July 26, 2001       Georgia-Pacific Debenture-Backed
                                            Series 2001-29 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated July 27, 2001       Royal Caribbean Debenture-Backed
                                            Series 2001-30 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated July 31, 2001       Toys "R" Us Debenture-Backed Series
                                            2001-31 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated August 29, 2001     Liberty Media Debenture-Backed
                                            Series 2001-32 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated September 5, 2001   AT&T Note-Backed Series 2001-33
                                            Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated September 6, 2001   Goodyear Tire & Rubber Note-Backed
                                            Series 2001-34 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Corporate Backed Trust Certificates, Series Supplement dated September 21, 2001 Corning Debenture-Backed Series
                                            2001-35 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated November 15, 2001   Ford Motor Co. Debenture-Backed
                                            Series 2001-36 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated December 27, 2001   Federal Express Corporation Note-
                                            Backed Series 2001-37 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated January 23, 2002    W.R. Berkley Capital Trust
                                            Securities-Backed Series 2002-1
                                            Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated February 21, 2002   Royal & Sun Alliance Bond-Backed
                                            Series 2002-2 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated March 7, 2002       Brunswick Corporation Note-Backed
                                            Series 2002-3 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated March 21, 2002      DaimlerChrysler Debenture-Backed
                                            Series 2002-4 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Callable Zero Coupon Trust
Series Supplement dated March 25, 2002      Certificates, Series 2002-TVA-1
                                            Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated April 2, 2002       General Electric Capital Series
                                            Note-Backed Series 2002-5 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated April 16, 2002      Kinder Morgan Debenture-Backed
                                            Series 2002-6 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated May 1, 2002         AT&T Wireless Services Note-Backed
                                            Series 2002-7 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated May 23, 2002        BellSouth Debenture-Backed Series
                                            2002-8 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated June 3, 2002        News America Debenture-Backed Series
                                            2002-9 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated June 6, 2002        AIG Debenture-Backed Series 2002-10
                                            Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated June 7, 2002        Royal & Sun Alliance Bond-Backed
                                            Series 2002-11 Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated June 18, 2002       Motorola Debenture-Backed Series
                                            2002-12 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated July 10, 2002       Motorola Debenture-Backed Series
                                            2002-14 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated July 24, 2002       CIT Capital Trust I Securities-
                                            Backed Series 2002-15 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated July 30, 2002       Verizon Global Funding Corp.
                                            Note-Backed Series 2002-16 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated October 23, 2002    American General Institutional
                                            Capital A Capital Securities-Backed
                                            Series 2002-17 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated October 31, 2002    Bristol-Meyers Squibb Debenture-
                                            Backed Series 2002-18 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Repackaged GE Global Insurance
Series Supplement dated November 15, 2002   Floating Rate Trust Certificates
                                            Series 2002-1 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Corporate Backed Trust Certificates, Series Supplement dated January 28, 2003 Sears Roebuck Acceptance Note-Backed
                                            Series 2003-1 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Corporate Backed Trust Certificates, Series Supplement dated January 29, 2003 BellSouth Capital Funding Debenture-
                                            Backed Series 2003-2 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and Corporate Backed Trust Certificates, Series Supplement dated January 31, 2003 Duke Capital Corporation Note-Backed
                                            Series 2003-3 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated February 19, 2003   HSBC Debenture-Backed Series 2003-4
                                            Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated March 5, 2003       Sears Roebuck Acceptance Note-Backed
                                            Series 2003-5 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated March 13, 2003      Ford Motor Company Note-Backed
                                            Series 2003-6 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated March 21, 2003      Boeing Note-Backed Series 2003-7
                                            Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated March 27, 2003      Altria Debenture-Backed Series
                                            2003-8 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated April 1, 2003       CIT Capital Trust I Securities-
                                            Backed Series 2003-9 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated June 20, 2003       CNA Financial Debenture-Backed
                                            Series 2003-10 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Repackaged American General Floating
Series Supplement dated July 2, 2003        Rate Trust Certificates, Series
                                            2003-1 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated July 24, 2003       Kraft Foods Note-Backed Series
                                            2003-11 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated August 7, 2003      Goldman Sachs Group Note-Backed
                                            Series 2003-12 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated August 12, 2003     BellSouth Telecommunications
                                            Debenture-Backed Series 2003-14
                                            Trust
--------------------------------------------------------------------------------

Item 5. OTHER EVENTS

On September 15, 2003 distribution was made to the Holders of the Corporate Backed Trust Certificates, Series 2001-21 Trust, Corporate Backed Trust Certificates, Series 2001-26 Trust, Corporate Backed Trust Certificates, Royal Caribbean Debenture-Backed Series 2001-30 Trust, Corporate Backed Trust Certificates, AT&T Note-Backed Series 2001-33 Trust and Corporate Backed Trust Certificates, Goodyear Tire & Rubber Note-Backed Series 2001-34 Trust (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibits 1, 2, 3, 4 and 5 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   The following exhibits were filed as part of this report:

      1 Trustee's Distribution Statement to the Series 2001-21 Certificate Holders for the period ending September 15, 2003.

      2 Trustee's Distribution Statement to the Series 2001-26 Certificate Holders for the period ending September 15, 2003.

      3 Trustee's Distribution Statement to the Royal Caribbean Debenture-Backed Series 2001-30 Certificate Holders for the period ending September 15, 2003.

      4 Trustee's Distribution Statement to the AT&T Note-Backed Series 2001-33 Certificate Holders for the period ending September 15, 2003.

      5 Trustee's Distribution Statement to the Goodyear Tire & Rubber Note-Backed Series 2001-34 Certificate Holders for the period ending September 15, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 26, 2003

                                                Lehman ABS Corporation


                                                By: /s/ Rene Canezin
                                                    --------------------
                                                Name: Rene Canezin
                                                Title: Senior Vice President

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

      1 Trustee's Distribution Statement to the Series 2001-21 Certificate Holders for the period ending September 15, 2003

      2 Trustee's Distribution Statement to the Series 2001-26 Certificate Holders for the period ending September 15, 2003

      3 Trustee's Distribution Statement to the Royal Caribbean Debenture-Backed Series 2001-30 Certificate Holders for the period ending September 15, 2003

      4 Trustee's Distribution Statement to the AT&T Note-Backed Series 2001-33 Certificate Holders for the period ending September 15, 2003

      5 Trustee's Distribution Statement to the Goodyear Tire & Rubber Note-Backed Series 2001-34 Certificate Holders for the period ending September 15, 2003